SUPPLEMENT dated August 7, 2007

To the PROSPECTUS of

The Boston Company Group of Equity Funds:

The Boston Company International Core Equity Fund II

The Boston Company Small Cap Value Fund II

Dated February 1, 2007
(as supplemented July 19, 2007)

Effective August 6, 2007, Peter S. Carpenter and Jeffrey R. Sullivan are no longer co-portfolio managers of The Boston Company International Core Equity Fund II (the “International Core Equity Fund II”). William S. Patzer has been appointed as portfolio manager of the fund.

Therefore, the following replaces the information on page 11 under “The Investment Adviser – Fund managers” with respect to International Core Equity Fund II.

Fund	Fund managers	Positions during past five years
International Core Equity Fund II	William S. Patzer

Senior Vice President, William is a portfolio manager for our Emerging Markets Core Equity, Global Equity, International Core Equity and International Small Cap disciplines since August 6, 2007. William joined TBCAM in November 2005 and is also responsible for covering the health care sector. In that role, he is responsible for covering the stocks in his sector for the strategies which the team manages. Prior to joining The Boston Company, William served as a Senior Analyst with Goldman Sachs Asset Management covering the industrials, energy and materials sectors. Before joining Goldman Sachs, William was a Co-Manager for the Global Value Fund at Merrill Lynch Investment Managers. While at Merrill, William was also a Senior Fund Analyst.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

FOR FUTURE REFERENCE

SUPPLEMENT dated August 7, 2007

To the STATEMENT OF ADDITIONAL INFORMATION of

Mellon Institutional Group of Equity Funds

The Boston Company International Core Equity Fund II

The Boston Company Small Cap Value Fund II

Dated February 1, 2007
(as supplemented July 19, 2007)

Effective August 6, 2007, Peter S. Carpenter and Jeffrey R. Sullivan are no longer co-portfolio managers of The Boston Company International Core Equity Fund II (the “International Core Equity Fund II”). William S. Patzer has been appointed as portfolio manager of the fund.

Therefore, the information regarding Messrs. Carpenter and Sullivan under “Additional Information About the Portfolio Managers” on page 32 with respect to “Other Accounts the Portfolio Managers are Managing,” and beginning on page 34 with respect to “Share Ownership by Portfolio Managers,” is deleted and replaced with the following information, which information is as of December 31, 2006:

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

Portfolio Manager Name	Funds	Other Accounts Managed By the Portfolio Manager
William S. Patzer	International Core Equity Fund II

Other Registered Investment Companies: 6 funds with total assets of $2.63 billion.

Other Pooled Investment Vehicles: 3 entities with total assets of approximately $2 billion.

Other Accounts: 16 accounts with total assets of approximately $1.73 billion.

SHARE OWNERSHIP BY PORTFOLIO MANAGERS

Portfolio Manager Name	Fund	Ownership
William S. Patzer	International Core Equity Fund II	A

In addition, the information regarding Mr. Carpenter under the second paragraph of “Additional Information About the Portfolio Managers” on page 32 is deleted and replaced with the following information, which information is as of December 31, 2006:

The adviser does not generally receive a fee based upon the investment performance of the accounts included under “Other Accounts Managed by the Portfolio Manager” in the table above, except for one of the “Other Accounts” listed above managed by Mr. Patzer having total assets of approximately $666 million.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE